                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange act of 1934

File by the Registrant [ ]
Filed by a Party other than the registrant [ ]
Check the appropriate box:
[] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Westergaard.com, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (check the appropriate box):
[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11

        (1)  Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value transaction computed pursuant to the Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
        (5)  Total fee paid:
        ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------
(3)   Date filed:
--------------------------------------------------------------------------------
Notes:

                   Notice of Annual Meeting of Stockholders
                           to be held June 23, 2000

TO OUR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders of Westergaard.com, Inc. ("Westergaard.com" or the "Company") which will be held at Galen Associates, 610 Fifth Avenue, 5th Floor, New York, New York, on June 23, 2000 at 10:00 am, local time, for the following purposes:

         1.  Discussion of the Company's operations.

         2.  Election of Directors for the ensuing year.

         3. Ratification of Grant Thornton LLP as independent certified public accountants for the Company for fiscal year ending October 31, 2000.

         4. To act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 23, 2000, as the record date for determining those Stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

Representation of at least a majority of all outstanding shares of Common Stock of Westergaard.com, Inc., is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy card and return it in the enclosed envelope.

Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

If you plan to attend the meeting, please follow the advanced registration instructions on the back of this Proxy Statement. An admission card will be mailed to you prior to the meeting. If you plan not to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating, and Proxy Form in the enclosed envelope.

                                          Very truly yours,


                                          Tom Wojciechowski
                                          Director and Chief Executive Officer


New York, New York
May 31, 2000

               --------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF STOCKHOLDERS OF
                              WESTERGAARD.COM, INC.
              -----------------------------------------------------
                           TO BE HELD ON June 23, 2000

      This Proxy Statement is furnished in connection with the solicitation of proxies by Westergaard.com, Inc., on behalf of the Board of Directors for the 2000 Annual Meeting of Stockholders. The annual meeting will be held at Galen Associates, located at 610 Fifth Avenue, 5th Floor, New York, New York, on June 23, 2000, at 10:00 a.m., local time, or any adjournments or postponements thereof, for the purposes of set forth in the accompanying Notice of Annual Meeting to Stockholders. This proxy Statement and the proxy card were first mailed to Stockholders on or about May 31, 2000.

                         VOTING RIGHTS AND SOLICITATION

      The close of business on May 23,2000, was the record date for Stockholders entitled to notice of, and to vote at, the Annual Meeting. As of that date, Westergaard.com, had 11,948,445 shares of common stock, $.001 par value per share (the "Common Stock"), issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and Stockholders of record entitled to vote at the meeting will have one (1) vote for each share held on the matters to voted upon.

      Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to Westergaard.com will be voted at the Annual Meeting of Stockholders in accordance with the Stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of the directors as described herein under "Proposal 1 - Election of Directors" and FOR proposal to ratify the selection of the independent accountants as described herein under "Proposal 2--Ratification of Grant Thornton LLP as independent certified public accountants."

      Election of directors by Stockholders shall be determined by a plurality of the votes cast by Stockholders entitled to vote at the election that are present in person or represented by proxy. The ratification of the appointment of the independent certified public accountants requires a majority of the votes cast to be affirmative. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders, where as broker non-votes are not counted for purposes of determining whether a proposal has been approved

      Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before this meeting, the proxy holders will vote on such matters in accordance with their best judgment.

      Any Stockholder has the right to revoke his or her proxy at any time before it is voted by giving written notice of such revocation to the Secretary of the Company. Any written notice revoking the proxy, and any later dated proxy, should be sent to Anne Straton at Westergaard.com, located at 560 West 43rd Street, New York, New York 10036.

      The cost of soliciting the proxies on the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees, and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. The Company will reimburse such banks, brokers, custodians, and nominees and fiduciaries for their expenses in so doing. The Company's Registration Statement, on Form 10-SB is being furnished concurrently herewith to Stockholders of record. Additional copies of the Registration Statement may be obtained upon written request to Anne Straton at Westergaard.com located at 560 West 43rd Street, New York, New York 10036.

                                     PROPOSAL 1

                               ELECTION OF DIRECTORS

      At the 2000 Annual Meeting, all members of the Board of Directors are to be elected and will hold office until the 2001 Annual Meeting and until their successors have been elected and have qualified. The nominees are listed on pages 6 through 8, with brief biographies. The Board knows of no reason why any nominee is unable to serve. The shares represented by all valid proxies will be voted for the election of such other person as the board may recommend.

-------------------------------------------------------------------------------
NAME                    AGE   DIRECTOR SINCE   POSITION

-------------------------------------------------------------------------------
John Westergaard        68    1996             Chairman of the Board, Publisher
-------------------------------------------------------------------------------
Thomas Wojciechowski    40    1999             Director, President, Chief
                                               Executive Officer
-------------------------------------------------------------------------------
Derrick Ashcroft        70    1998             Director
-------------------------------------------------------------------------------
Wenke B. Thoman         54    1996             Director
-------------------------------------------------------------------------------
William R. Grant        75    1999             Director
-------------------------------------------------------------------------------
Joseph Allen            56    1999             Director
-------------------------------------------------------------------------------

John Westergaard, Chairman of the Board, Publisher and Editorial Director: Mr. Westergaard is an internationally respected investment analyst and financial writer whose professional investment career spans 43 years. He entered the investment business in 1957 with Standard and Poor's Corporation where he served as a member of the President's Staff. In 1962, he co-founded Equity Research Associates. In 1968, Equity Research Associates became a New York Stock Exchange Member. From 1978 to 1990, he served as a Managing Director of Ladenburg Thalmann & Co. Inc., investment bankers and New York Stock Exchange members for over 100 years. In 1984, he founded a public mutual fund, The Westergaard Fund, which was liquidated in 1987. From 1990 until the founding of Westergaard.com, Inc. in 1996, Mr. Westergaard was engaged in founding, managing, and serving as an editor with Westergaard Publishing Corporation, a fax and directory publishing and conference business. Mr. Westergaard is the Chairman of our subsidiary WBN and has also served from 1998 to the present on the board of directors for Paulson Capital Corporation, a public company.

Mr. Westergaard graduated from Williams College in 1953 and served in military counterintelligence from 1953 to 1956. He has served as a guest panelist at the U.S. Army and U.S. Navy War Colleges, has on numerous occasions been a featured guest on "Wall Street Week" with Louis Rukeyser, a guest many times on CNBC, CNN, PBS, and a featured speaker before several dozen investment analyst societies and educational institutions, including Harvard Business School, The Wharton School, and Yale University.

Thomas J. Wojciechowski, President/Chief Executive Officer: Mr. Wojciechowski comes to Westergaard.com, Inc. from MoneyLine Network, Inc., an Internet startup engaged in delivering financial services to the global institutional marketplace. As a core member of the executive management, he was responsible for strategic relationships, global sales and product marketing. Mr. Wojciechowski is also the President and Chief Executive Officer of our subsidiary WBN.

From 1983 to 1998, Mr. Wojciechowski held various executive positions with Reuters, Ltd. From 1996 to 1998, he was Director of National Accounts, Reuters America, Inc. and Vice President of Reality Online, a Reuters subsidiary providing Internet based transaction solutions aimed at the individual investor. From 1988 to 1996, he was responsible for sales and operations of Reuters' Information Management Systems in an 18 state region. Previous to that he served five years in Germany and Switzerland primarily in sales, marketing and product development capacities. Mr. Wojciechowski graduated from Purdue University in 1982 with a B.S. in Electrical Engineering.

Derrick Ashcroft, Director: Mr. Ashcroft owns and operates a 75,000 acre commercial cattle ranch in New Mexico and sits on the board directors of Golf Entertainment, Inc., Leasing Edge Corp., LEC Technologies, Inc., and Omap Holdings, Inc. He served as Chairman of Cardiopet from 1988 to 1995, previously held various executive positions including President, with several ventures marketing tax-driven leasing transactions, and from 1961 to 1980 founded and built one of the largest typesetting and graphic communications groups in Europe. He was educated at Magdalen College in Oxford with an M.A. in History and served as an officer in the Royal Artillery.

Wenke B. Thoman, Director: Ms. Thoman is the Vice President of Eastern Industrial Mineral Holdings, Inc., a company engaged in importing minerals from the Mediterranean and producing high temperature insulation in Georgia and Louisiana. From 1990 to 1995, she served as Chairman of Rain Hill Group, a consulting firm specializing in corporate development issues. She served as VP Corporate Finance at Paine Webber from 1987-1990, VP Merger and Acquisitions at American Can Company from 1985-1987, VP Investment Banking at Donaldson Lufkin & Jenrette from 1980 - 1985 and Director of Corporate Development at Chargeurs SA, a diversified French company from 1977 to 1979. She currently serves as Director of various private companies and non-profit organizations. Ms. Thoman was born in Norway and raised in Canada. She received her MBA from INSEAD, France in 1977 and attended McGill University in Canada from 1964-1966.

William R. Grant, Director: Mr. Grant is Chairman of Galen Associates, a venture capital firm focused on the healthcare industry with currently over $1 billion under management. Mr. Grant serves on the board of directors of OSI Corp. Until recently, he served as non-executive Vice-Chairman of SmithKline Beecham and currently is on the boards of Allergan, Flex-Foot, Bank Audi, Vasogen, MiniMed, Ocular Sciences and Witco Chemical Corporation. Prior to establishing Galen in 1989, Mr. Grant was Chairman of MacKay-Shields Financial, an investment management and venture investment firm from 1987 - 1989. He began his career as a drug and chemical analyst with Smith Barney, eventually becoming the firm's President. Mr. Grant graduated in 1949 from Union College on whose board of trustees he currently serves.

Joseph Allen, Director: Joseph Allen is founder and principal owner of Allen & Caron (formerly South Coast Communications), an investor relations firm based in Irvine, California and New York City. Prior to its founding in 1988, Mr. Allen served two years as Vice President/Corporate Affairs of General Automation, Inc., as president and principal of Allen & McGarvey, a corporate and financial relations agency from 1981 - 1987, and previous to that as Vice President of Bozell & Jacobs in charge of their Newport Beach and Los Angeles offices from 1979 - 1981. Earlier in his career, Mr. Allen was employed in publishing with Sage Publications, a publisher of scholarly journals. He has written four books, of which "Systems in Action" (Scott Foresman) was used in the course study at leading graduate schools of management. Mr. Allen has lectured on public relations at UCLA Anderson Graduate School of Management and UCLA Extension. Mr. Allen serves on the board of directors for Ophthalmic Imaging Systems, Inc.

In addition, the Board of Directors has recommend that Christina H. Kepner and Vernon Taylor be elected to the Board of Directors.

Cristina H. Kepner, age 45: Cristina H. Kepner is a Director, Executive Vice President and Corporate Finance Director at Invemed Associates, LLC, an investment banking firm, which she joined in 1978. Ms. Kepner serves on the Board of Directors of Quipp, Inc., Rome Cable Corporation, Virologics, Inc. and Cepheid Corporation.

Vernon Taylor, age 48: Vernon F. Taylor III is Managing Director of Chart Capital Partners. Mr. Taylor joined CCP to assist in sourcing investments and to provide professional management and operational experience to portfolio companies. He has served in various roles as a significant investor, executive and director, and has been directly responsible for attracting capital and management to companies. Mr. Taylor served as co-founder and Chairman of Breece Hill Technologies until April 1999 when the company merged with Global Maintech. Previously, Mr. Taylor served as Chairman and CEO of Geodome Resources, Ltd., a publicly listed mining company ultimately sold to a NYSE company; and of Chemex Pharmaceuticals. Mr. Taylor is currently a Director of Placer Dome, Ltd., a leading mining concern. He previously served as Director of numerous public and private companies, manager for a metals exploration project and metals analyst for GH Walker Laird & Co. Mr. Taylor received his Bachelor of Science from Stanford University.

The Board of Directors recommends that Stockholders vote FOR election of all of the above nominees as directors.

                        BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors of the Company held a total of 12 meetings during fiscal 1999. The average attendance by the directors at the board meetings was over 95%.

AUDIT COMMITTEE.

      The Audit Committee is composed of Derrick Ashcroft, William R. Grant, Wenke B. Thoman. The Audit Committee is charged with reviewing the Company's annual audit and meeting with the Company's independent certified public accountants of Grant Thornton LLP., to review the Company's internal controls and financial management practices. The Audit Committee held 2 meetings in fiscal 1999.

THE COMPENSATION COMMITTEE

      The Compensation Committee consists of Derrick Ashcroft and Bill Grant. The Compensation Committee makes recommendations to the board of directors with respect to the compensation arrangements and plans for executive officers, senior employees, and directors of the Company and administers the 1999 Incentive and Nonstatutory Stock Option Plan. The Compensation Committee held 3 meetings in fiscal 1999.

COMPENSATION OF DIRECTORS

      In fiscal year 1999, Company directors received $200.00 per board meeting and were reimbursed for out-of-pocket expenses while attending board meetings.

                                   PROPOSAL 2

                      RATIFICATION OF GRANT THORNTON LLP AS

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors has appointed Grant Thornton LLP, independent certified public accountants, to examine the financial statements of Westergaard.com, Inc., for the fiscal year ending October 31, 2000, and to perform other audit and accounting related activities as may be requested from time to time by management and the Board of Directors.

      The Board has directed that the appointment of Grant Thornton LLP be submitted to the Stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval. If the Stockholders do not approve, the Board will reconsider the appointment.

      Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

      The Board of Directors recommends that the Stockholders vote FOR the ratification of the appointment of Grant Thornton LLP as independent certified public accountants.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation earned by the Company's executive officers for services rendered in all capacities to the Company for the fiscal year ended 1999. The Company's fiscal year ends on October 31st.

                           Summary Compensation Table


                                                                           Long Term Compensation
                                                                      ---------------------------------------
Annual Compensation                                                      Awards                    Payouts
-------------------------------------------------------------------------------------------------------------
   (a)                      (b)        (c)         (d)         (e)         (f)          (g)          (h)        (i)

                                                             Other                   Securities                 All
Name                                                         Annual     Restricted     Under-                  Other
And                                                          Compen-      stock        lying        LTIP      Compen-
Principal                                                    sation      Award(s)     Options/     Payouts     sation
Position                   Year     Salary($)   Bonus($)      ($)          ($)        SARs (#)       ($)         ($)

----------------------------------------------------------------------------------------------------------------------
John Westergaard 10/31/1998-10/31/99    $166,000              ____         ____        ____         ____       _____
Chairman, Director and Editorial Director


Anne Straton 10/31/98-10/31/99           $72,000              ____         ____        ____         ____       _____

Executive Vice President, Secretary, Managing Editor

Stock Options

      There were not stock options or stock appreciation rights (SARs) granted under the Company's stock option plan to any executive officers during the 1999 fiscal year.

      The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. The Company does not have any stock appreciation rights.

          AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUE


Name        Shares         Value       Number of         Value of unexercised
           acquired       realized     securities      in-the-money-options/SARs
              on            ($)        underlying            at FY-end ($)
          exercise (#)                 unexercised           Exercisable/
                                      option/SARs at         unexercisable
                                        FY-end (#)
                                       exercisable
                                      unexercisable

  (a)........(b)............(c)...........(d).....................(e)...........

Anne Straton 100,000         0            $100,000          Not applicable
Option Exercises and Holdings


      The value realized is equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid for those shares.

      The value of unexercised in-the-money options is based upon the market price of $.41 per share, which was the average of the high and low selling price per share on the OTC Bulletin Board on the last day of the 1999 Fiscal Year, less the exercise price of $1.00 per share payable for such sales.

      No executive officer exercised any options during the fiscal year 1999 and no stock appreciation rights were exercised during such year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


      The following transactions have been undertaken within the last two years with related parties.

      Westergaard Publishing Corp., a separate New York Corporation which was founded by John Westergaard, is currently in the process of being dissolved. During all times that Westergaard Publishing was incorporated, John Westergaard was an officer, a director and a shareholder. An asset that Westergaard Publishing held was 1,445,000 shares of Westergaard.com. Upon dissolution it was determined by the shareholders of Westergaard Publishing, John Westergaard and Dov Perlysky, that 1,355,000 shares of Westergaard.com would be distributed as 355,000 shares to John Westergaard and 1,000,000 to Dov Perlysky. The 1,000,000 shares that Mr. Perlysky received made him a beneficial owner of Westergaard.com providing him with an 8% interest. The remaining 90,000 were distributed as compensation to the following: 50,000 shares to Strain Consulting, Inc., for consulting services; 25,000 to A. Joseph Tandet for legal services; 10,000 shares to Robert Arnold as compensation for legal advice; and 5,000 shares to Alvin Rosen for accounting services.

      During the year ended October 31, 1998, Westergaard Publishing Corporation transferred to us securities valued at approximately $93,000 in full settlement for a $50,000 noninterest-bearing loan from us. As a result of this transaction, we recognized a capital contribution of approximately $42,000, which represents the excess value of securities received over the affiliated receivable.

      We have unpaid expense reimbursements made by Westergaard Publishing Corporation on behalf of us and an outstanding loan balance of $50,000 from Westergaard Publishing Corporation. The loan bears interest of 8% per annum and does not have a scheduled repayment date.

      William R. Grant, a Westergaard.com director, provided significant assistance to the Company with regard to our second round of financing in January 1999. In conjunction with this financing, Mr. Grant assisted in structuring the offering and played a significant role in arranging a $200,000 bridge loan to fund operations pending completion of the financing. As consideration for his services to the Company he received 20,000 options to purchase Westergaard.com common stock.

      In connection with the offering of our common stock completed in the year ending October 31, 1997, we granted 500,000 options to James Goldberg, a consultant, who assisted with the offering. These options were granted in fiscal 1998 and the fair value of such options was approximately $335,000 at grant date.

      Some technical operations are housed with our webmaster, Paul Compton, who works out of a home office in Minneapolis, Minnesota. We do not pay any rent to Mr. Compton to house these operations. However, Mr. Compton is paid an annual salary of $48,000 in his position as Webmaster for the Company.

STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be considered at the Company's Annual Meeting of Stockholders to be held in 2001 must be received by the Company no later than February 1, 2001, in order be included in the Company's proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for such proposals in order to be included in the proxy statement.

                          ANNUAL REPORT AND FORM 10-KSB

      The Company is a newly reporting Company and has not been required to file an annual report or a 10-KSB for fiscal 1999. However, the Company filed a Registration Statement on Form 10-SB, as amended, with the Securities and Exchange Commission on May 11, 2000. Stockholders may obtain a copy of this report, without charge, by writing to Ms. Anne Straton, Executive Vice President of the Company, at the Company's principal offices located at 560 West 43rd Street, New York, New York 10036.

                                 OTHER BUSINESS

      The Board does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting accompanying this Proxy Statement.

           ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
            ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ Anne Straton
                                          ----------------
                                          Anne Straton
                                          Corporate Secretary

May 31, 2000
New York, New York

                              WESTERGAARD.COM, INC.

                                    PROXY FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 23, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints John Westergaard and Thomas Wojciechowski, and each or any of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Westergaard.com, Inc., held of record by the undersigned on June 23, 2000, at the Annual Meeting of Stockholders of Westergaard.com, Inc., to be held on June 23, 2000, or at any adjournment thereof.

1.  Election of Directors

            FOR [  ]                          WITHHOLD AUTHORITY  [  ]
        all nominees listed below             to vote for all nominees
        (except as marked to                  listed below
        the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

John Westergaard   Thomas Wojciechowski   Derrick Ashcroft   Vernon Taylor

Wenke B. Thoman    William R. Grant       Joseph Allen       Cristina H. Kepner

2. Ratification of Grant Thorton, LLP as independent certified public accountants.

         FOR [  ]          AGAINST  [  ]        [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

    THE BOARD RECOMMENDS A VOTE FOR PROPOSALS NOS. 1 AND 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR PROPOSALS. NOS. 1 AND 2 IF SPECIFICATION IS MADE.

    PLEASE SIGN EXACTLY AS YOU NAME(S) IS (ARE) SHOWN ON THE SHARE CERTIFICATES TO WHICH THE PROXY APPLIES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN

ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE PROVIDE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                              Dated                           , 2000
                                    --------------------------

                              --------------------------------------
                                          (Signature)

                              --------------------------------------
                              (Additional signature if held jointly)


    PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.